SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 11, 2002
                        --------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-4)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-4. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-4 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-4 REMIC Pass-Through Certificates.

     On March 28, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $365,535,082.61. The mortgage loans that are relocation mortgage loans the "group II mortgage loans" have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $60,483,385.75. The mortgage loans that are not relocation mortgage loans, the "group I mortgage loans" have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $305,051,696.86. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 734 and 141, respectively. The weighted average interest rates on the group I mortgage loans and the group II mortgage loans (before deduction of the servicing fee) as of March 1, 2002 were 6.954% and 6.547%, respectively. The weighted average remaining terms to stated maturity of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 356.97 months and 356.76 months, respectively. All mortgage loans have original maturities of at least 20 but no more than 30 years. None of the group I mortgage loans or the group II mortgage loans were originated prior to March 1, 2001 or after March 1, 2002. The weighted average original terms to stated maturity of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 358.92 months and 360 months, respectively.

     None of the group I mortgage loans and the group II mortgage loans have a scheduled maturity later than March 1, 2032. Each group I mortgage loan and group II mortgage loan had an original principal balance of not less than $100,000 and $302,000, respectively, nor more than $1,000,000 and $847,000, respectively. Group I mortgage loans and group II mortgage loans having aggregate scheduled principal balances of $9,535,911 and $2,331,783, respectively, as of March 1, 2002 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 68.2% and 75.1%, respectively. No more than $1,970,182 and $1,615,126, respectively, of the group I mortgage loans and the group II mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) and 100%, respectively, of the group I mortgage loans and the group II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the group I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the group I mortgage loans or as a percentage of the aggregate scheduled principal balance of the group II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the group II mortgage loans.

     At least 99% and 12%, respectively, of the group I mortgage loans and the group II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 1% and 88%, respectively of the group I mortgage loans and the group II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 73% and none, respectively, of the group I mortgage loans and the group II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the group I mortgage loans for which additional collateral was pledged, taken as a group:

     1.   the number of such group I mortgage loans is 2;

     2. such group I mortgage loans have an aggregate scheduled principal balance of $377,463;

     3. the weighted average loan-to-value ratio of such group I mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

     4. the weighted average loan-to-value ratio of such group I mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 95.1%.

     Group I discount loans will consist of group I mortgage loans with net loan rates less than 6.500%. Group I premium loans will consist of group I mortgage loans with net loan rates greater than or equal to 6.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the group I discount loans and the group I premium loans were $33,185,307 and $271,866,390, respectively. The weighted average interest rates of the group I discount loans and the group I premium loans, as of the cut-off date, were 6.579% and 7.000%, respectively. The weighted average remaining terms to stated maturity of the group I discount loans and the group I premium loans, as of the cut-off date, were 357.86 months and 356.86, respectively.

     Group II discount loans will consist of group II mortgage loans with net loan rates less than 6.000%. Group II premium loans will consist of group II mortgage loans with net loan rates greater than or equal to 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the group II discount loans and the group II premium loans were $3,434,568 and $57,048,818, respectively. The weighted average interest rates of the group II discount loans and the group II premium loans, as of the cut-off date, were 6.035% and 6.578%, respectively. The weighted average remaining terms to stated maturity of the group II discount loans and the group II premium loans, as of the cut-off date, were 357.32 months and 356.73, respectively.

      The following tables set forth information regarding the mortgage loans as of March 1, 2002.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                500                         $203,660,274

2002                                234                         $101,391,423


Total                               734                         $305,051,697
                                    ===                         ============




                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                121                          $51,729,242

2002                                 20                           $8,754,144


Total                               141                          $60,483,386
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     696                         $290,085,642

Multi-family Dwellings*               5                           $2,346,345

Townhouses                           14                           $5,622,399

Condominium Units (one to four       14                           $5,285,780
stories high)

Condominium Units (over four          3                           $1,068,017
stories high)

Cooperative Units                     2                             $643,514


Total                               734                         $305,051,697
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     135                          $58,078,608

Townhouses                            1                             $423,451

Condominium Units (one to four        5                           $1,981,327
stories high)


Total                               141                          $60,483,386
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            729                         $302,705,352

2-family                              5                           $2,346,345


Total                               734                         $305,051,697
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            141                          $60,483,386


Total                               141                          $60,483,386
                                    ===                          ===========

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                             $211,024

$150,000 through $199,999             2                             $323,540

$200,000 through $299,999             2                             $411,658

$300,000 through $349,999           207                          $67,801,255

$350,000 through $399,999           208                          $78,651,100

$400,000 through $449,999           105                          $44,713,318

$450,000 through $499,999           101                          $48,094,697

$500,000 through $549,999            31                          $16,230,466

$550,000 through $599,999            32                          $18,460,537

$600,000 through $649,999            20                          $12,647,567

$650,000 through $699,999            21                          $14,530,906

$700,000 and over                     3                           $2,975,629


Total                               734                         $305,051,697
                                    ===                         ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$349,999 and under                   43                          $14,147,072

$350,000 through $399,999            32                          $12,000,743

$400,000 through $449,999            23                           $9,887,822

$450,000 through $499,999            16                           $7,577,535

$500,000 through $549,999             6                           $3,156,061

$550,000 through $599,999             4                           $2,270,807

$600,000 through $649,999             5                           $3,112,567

$650,000 through $699,999            11                           $7,484,583

$700,000 and over                     1                             $846,196


Total                               141                          $60,483,386
                                    ===                          ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.500% - 6.500%                      27                          $12,082,585

6.501% - 7.000%                     495                         $205,538,740

7.001% - 7.500%                     199                          $82,110,920

7.501% - 7.750%                      13                           $5,319,452


Total                               734                         $305,051,697
                                    ===                         ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.875% - 6.000%                       5                           $2,013,372

6.001% - 6.500%                      74                          $31,557,509

6.501% - 7.000%                      59                          $25,776,343

7.001% - 7.375%                       3                           $1,136,162


Total                               141                          $60,483,386
                                    ===                          ===========

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    251                         $105,924,830

65.001% - 75.000%                   198                          $81,674,970

75.001% - 80.000%                   260                         $107,915,986

80.001% - 85.000%                     7                           $2,604,239

85.001% - 90.000%                    17                           $6,607,144

90.001% - 95.000%                    1                              $324,528


Total                               734                         $305,051,697
                                    ===                         ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     18                           $8,066,445

65.001% - 75.000%                    29                          $12,128,180

75.001% - 80.000%                    88                          $37,956,977

80.001% - 85.000%                     2                             $775,880

85.001% - 90.000%                     3                           $1,133,487

90.001% - 95.000%                     1                             $422,417


Total                               141                          $60,483,386
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      GROUP I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                              13                           $5,521,261
Arizona                              10                           $4,371,137
Arkansas                              3                           $1,538,688
California                          152                          $64,690,328
Colorado                             35                          $14,034,992
Connecticut                          26                          $11,153,067
Delaware                              3                           $1,113,763
District of Columbia                  4                           $1,632,329
Florida                              17                           $7,089,557
Georgia                              38                          $16,232,306
Idaho                                 1                             $443,713
Illinois                             38                          $15,468,288
Indiana                               1                             $320,144
Kansas                                1                             $111,499
Kentucky                              2                             $746,889
Louisiana                             3                           $1,406,839
Maryland                             39                          $16,827,397
Massachusetts                        75                          $29,670,595
Michigan                              2                             $711,393
Minnesota                             5                           $2,217,386
Mississippi                           3                           $1,474,854
Missouri                             14                           $6,047,075
Montana                               1                             $564,581
Nebraska                              2                             $684,216
Nevada                                2                             $763,302
New Hampshire                         2                             $663,836
New Jersey                           30                          $11,331,735
New Mexico                            2                             $844,549
New York                             37                          $14,058,010
North Carolina                       30                          $13,102,991
Ohio                                 14                           $5,338,441
Oregon                                1                             $333,394
Pennsylvania                          6                           $2,348,149
South Carolina                       13                           $5,047,786
Tennessee                             9                           $4,509,229
Texas                                32                          $13,752,096
Utah                                  1                             $649,505
Vermont                               1                             $349,425
Virginia                             53                          $22,612,392
Washington                           12                           $4,934,830
Wisconsin                             1                             $339,730


Total                               734                         $305,051,697
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     GROUP II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               1                             $335,460
Arkansas                              1                             $330,760
California                           17                           $7,985,980
Colorado                              1                             $351,086
Connecticut                          11                           $5,231,528
Florida                               6                           $2,808,898
Georgia                               1                             $451,072
Illinois                              7                           $3,165,989
Indiana                               3                           $1,115,573
Kansas                                1                             $343,562
Kentucky                              3                           $1,391,938
Louisiana                             1                             $364,000
Maryland                              3                           $1,320,123
Massachusetts                         6                           $2,653,227
Michigan                             11                           $4,667,369
Minnesota                             2                             $771,848
Missouri                              1                             $453,260
New Hampshire                         1                             $327,351
New Jersey                           22                           $9,072,680
New York                              6                           $2,713,953
North Carolina                        1                             $326,833
Ohio                                  4                           $1,510,881
Oregon                                1                             $304,459
Pennsylvania                         11                           $4,614,389
South Carolina                        1                             $317,352
Tennessee                             1                             $349,191
Texas                                 8                           $3,547,293
Virginia                              7                           $2,960,582
Washington                            1                             $347,399
Wisconsin                             1                             $349,350


Total                               141                          $60,483,386
                                    ===                          ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 11, 2002